Exhibit 99.1

Independent Accountant’s Report
on Applying Agreed-Upon Procedures

Veros Credit, LLC
2333 N. Broadway, Suite 400
Santa Ana, CA 92706

And

Deutsche Bank Securities Inc.
60 Wall St., Fifth Floor
New York, NY 10005

We have performed the procedures enumerated below, which were agreed to by Veros Credit, LLC (referred to herein as the Company or Responsible Party) and Deutsche Bank Securities Inc. (together with the Company, the Specified Parties), related to their evaluation of certain information with respect to a portfolio of automobile secured receivables in connection with the issuance of automobile receivable-backed notes by Veros Auto Receivables Trust 2020-1 (the Proposed Transaction). The Company is responsible for the automobile receivable records. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to source documents as listed below in connection with the Proposed Transaction.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

For the purposes of this report:

The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(i)	Certain data fields in the Loan Data File shall be herein referred to as “Specified Attributes”;

(ii)	The term “Automobile Loan Contract” or “Contract” means automobile installment sales contracts secured by new and used automobiles;

(iii)	The term “Automobile Loan Contract File” or “Contract File” means an electronic image file containing the installment sales contract, evidence of title and credit application;

(iv)	The term “Obligor” means the borrower(s) stated on the installment sales contract; and

(v)
The term “Customer Service Screen” refers to a screen image that Veros Credit, LLC’s management represented to us as information from its loan servicing system, which includes the loan history and the attributes related to the Contracts, as well as the Company’s electronic document imaging system.

Agreed-Upon Procedures
On January 6, 2020, the Specified Parties provided us with a Loan Data File containing 15,691 individual customer loans, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated January 6, 2020, on a sample of 150 individual customer loans. From January 7 to January 9, 2020, we were provided with the Source Documents set forth related to the respective 150 individual customer loans. On February 5, 2020, we were provided with an updated Loan Data File containing 16,173 individual customer loans herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the request of the Specified Parties, we compared the sample of 150 individual customer loans to the updated Loan Data File and noted that 142 individual customer loans out of the 150 individual loans within the sample were included in the updated Loan Data File, herein referred to as “Revised Sample.” At the Specified Parties’ request, for the Revised Sample of underlying assets described above, we compared the Specified Attributes set forth on the Loan Data File to the corresponding Source Documents and found to be in agreement except as described in Exhibit A. Supplementary information related to the findings is contained in Exhibit B.

For the Revised Sample, we compared the Specified Attributes set forth in the Loan Data File to the corresponding Source Documents for the following attributes:

Attribute Number	Specified Attribute	Source Documents

1	Name of obligor	Automobile Loan Contract and Title Document (or equivalent)
2	Contract identification number	Customer Service Screen
3	Amount financed	Automobile Loan Contract
4	Original Contract Term	Automobile Loan Contract
5	Monthly payment	Automobile Loan Contract
6	Annual Percentage Rate (APR)	Automobile Loan Contract
7	Manufacturer	Automobile Loan Contract and Title Document (or equivalent)
8	Vehicle identification number	Automobile Loan Contract and Title Document (or equivalent)
9	Borrower state	Automobile Loan Contract
10	Required first payment date	Automobile Loan Contract
11	Dealer state	Automobile Loan Contract
12	Maturity date (calculation)	Customer Service Screen
13	Current remaining term (calculation)	Customer Service Screen

In addition to the procedures described below, for each of the items in the sample selected, we observed the presence or noted the following in electronic image format:

•	The signed credit application

•	The signed Contract

•	Title Document

As it relates to Specified Attribute 1, we also compared the first and last name of the Obligor on the Title Document (or the equivalent as noted above) to the first and last name of the Obligor on the Contract.

As it relates to Specified Attributes 7 and 8, we also agreed this information to the Title Document (or equivalent) if such information was listed on the Title Document (or equivalent).

As it relates to Specified Attribute 9, there may be instances in which the Obligor state on the installment sale contract does not agree to the Loan Data File. Management has represented to us that this is due to the Obligor subsequently moving residences to another state and the Company is updating to the new address that is reflected in the Loan Data File. For these instances, we reviewed the Customer Service Screen showing the Obligor’s request for address change that corresponds with the Obligor’s state within the Loan Data File, noting no exceptions.

As it relates to Specified Attribute 12, we recalculated the maturity date based on the term and the due date of the first payment as reflected in the Automobile Loan Contract. If we noted a variance between our calculation and the Loan Data File, we then utilized the Customer Service Screen to examine if the loan experienced a due date change or extension. If we noted any approved changes, we recalculated the maturity date based on these changes. Unless otherwise noted, such recalculated amounts are deemed to be in agreement if differences are within three days.

As it relates to Specified Attribute 13, we recalculated the current remaining term as reflected in the Loan Data File based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and December 31, 2019 (the as-of date of the Specified Attributes in the Loan Data File). Based on our review of the Customer Service Screen, if the loan experienced an extension, additional or delinquent payments, we recalculated the current remaining term based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and December 31, 2019, plus extensions or delinquent payments and/or less additional payments.

As it relates to the Title Document, we sighted an electronic image of the Title Document and noted that the Company was named on such image as the Secured Party. If the image of the Title Document was not available in the Contract File, we observed evidence of a perfected lien on the Company’s DealerTrack portal website citing the Company as the Secured Party. In instances where the Title Document was not available and the Contract date is fewer than 60 days from December 31, 2019, we observed a copy of a title application noting the Company as the Secured Party or lienholder.

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding underlying’s selected in the sample.

Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Specified Attributes were found to be in agreement with the above mentioned Receivable Documents, except as described in Exhibit A. Supplementary information related to the findings is contained in Exhibit B.

RSM US LLP (RSM) should not be regarded as having in any way warranted or given any assurance as to:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets;

•	The compliance of the originator of the assets with federal, state and local laws and regulations; or

•	The engagement, procedures or report were not intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM expresses no opinion on the current value of these notes. RSM should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other Source Document is sufficient to comply with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of disclosures related to the Proposed Transaction or whether any material facts have been omitted from the Responsible Party.

We make no representation as to the (i) actual characteristics or existence of the underlying documents or data comprising of the Automobile Loan Contracts underlying the Loan Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Automobile Loan Contracts, or (iii) reasonableness of any of the aforementioned assumptions or information. The procedures performed were applied based on assumptions and information provided to us by the Specified Parties, without verification or evaluation of such assumptions, documents and information by us.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information set forth in the Loan Data File is the responsibility of the Company.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards, or (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these Specified Parties, including investors and rating agencies, who are not identified as Specified Parties, but who may have access to this report as required by law or regulation.
Los Angeles, California
February 14, 2020

Exhibit A—Exceptions

Exception Description Number	Exception Description

1	The calculation of the Maturity Date on two Contracts, or 1.41% of 142 accounts selected, did not agree to the Loan Data File.

Exhibit B—Supplementary information Related to the Findings Set Forth in Exhibit A

Exception Description Number	Sample Contract Number	Maturity Date Per Loan Data File	Maturity Date Per RSM Calculation

1	[REDACTED]	6/5/2023	5/5/2023
1	[REDACTED]	9/19/2024	8/19/2024